                 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

                 In connection with the accompanying Annual Report on Form 10-K of Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) for the year ended December 31, 2004 (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                 (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

                 March 11, 2005

/s/ Jitendra N. Doshi
Jitendra N. Doshi
Chief Executive Officer and Chief Financial Officer
1